Exhibit 10.5
FINTECH ACQUISITION CORP.

,	2008

The Bancorp, Inc.
405 Silverside Road
Wilmington, DE 19809
Re:  Administrative Services
Ladies and Gentlemen:
     This letter will confirm our agreement that, commencing on the closing date (the “Effective Date”) of the initial public offering (the “IPO”) of the securities of FinTech Acquisition Corp. (the “Company”), and continuing until the consummation by the Company of a business combination or upon the Company’s liquidation (in each case as described in the registration statement on Form S-1, registration number 333—149977, filed with the Securities and Exchange Commission (the “Registration Statement”) with respect to the IPO (such date hereinafter referred to as the “Termination Date”), The Bancorp, Inc. (“Bancorp”) shall make available to the Company, at 405 Silverside Road, Wilmington, Delaware 19809 (or any successor location), office space, utilities, technology, secretarial support and other administrative services as may be reasonably required by the Company to carry on its business as described in the Registration Statement. In exchange therefor, the Company shall pay to Bancorp the sum of $7,500 per month (the “Fee”) for the first time on the Effective Date and continuing monthly thereafter until the Termination Date. Bancorp shall refund to the Company the monthly fee (on a pro rata basis) with respect to any period after the Termination Date.
     This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.
     This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.
     No party hereto may assign either this letter agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

Very truly yours, FINTECH ACQUISITION CORP.
By:
Name:
Title:

Agreed to and Accepted by:
THE BANCORP, INC.

By:
Name:
Title:
Signature Page to FinTech Acquisition Corp. Services Agreement